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                                                                   Exhibit 10.29
                            STOCK PURCHASE AGREEMENT

Endocardial Solutions, Inc.
1350 Energy Lane, Suite 110
St. Paul, Minnesota 55108

The undersigned (the "INVESTOR"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "AGREEMENT") is made as of the date set forth below among Endocardial Solutions, Inc., a Delaware corporation (the "COMPANY"), and the Investor.

2. The Company has authorized the sale and issuance of up to 2,449,666 shares (the "SHARES") of common stock of the Company, $.01 par value per share (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _______ Shares at a purchase price of $3.00 per Share, or an aggregate purchase price of $____________________, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:

--------------------------------------------------------------------------------
     (If no exceptions, write "none." If left blank, response will be deemed to be "none.")


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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                 DATED AS OF:  March 22, 2001

                                 ---------------------------------------------
                                 "INVESTOR"

                                 By:
                                     -----------------------------------------
                                 Print Name:
                                            ----------------------------------
                                 Title:
                                         -------------------------------------
                                 Address:
                                           -----------------------------------
                                  --------------------------------------------

AGREED AND ACCEPTED:
Endocardial Solutions, Inc.

By:  JAMES W. BULLOCK
   --------------------------------------------
Title:  PRESIDENT AND CHIEF EXECUTIVE OFFICER
    --------------------------------------------


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                                    ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1.       AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION
                  DATE.

                  1.1 PURCHASE AND SALE. At the Closing (as defined in
Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I and at the purchase price set forth in such paragraph.

                  1.2 OTHER INVESTORS. As part of the Offering, the Company proposes to enter into this same form of Stock Purchase Agreement with certain other investors (the "OTHER INVESTORS"), and the Company expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "INVESTORS," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "AGREEMENTS.") The Company will accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "SUBSCRIPTION DATE") on which the Company has notified U.S. Bancorp Piper Jaffray Inc. (in its capacity as Placement Agent for the Shares, the "PLACEMENT AGENT") in writing that it is no longer accepting Agreements for the purchase of Shares in the Offering.

                  1.3 PLACEMENT AGENT FEE. Investor acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of Shares to the Investor.

         The Company shall indemnify and hold harmless the Investor from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

         2. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur at a place and time, no later than March 26, 2001 (the "CLOSING DATE"), to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor provided that, if requested by the Investor, stock certificates representing such Shares shall be delivered in escrow to such Investor's agent prior to the Closing, to be held until the completion of the Closing. In addition, on or prior to the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion in the form attached hereto as Exhibit D.

         The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page hereto; (b) completion of purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.


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

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the Company's agreement to issue and sell, and the Investors' agreement to purchase, on the Closing Date, not less than one million (1,000,000) shares of Common Stock; (b) the delivery to the Investor by counsel to the Company of a legal opinion in the form attached hereto as Exhibit D; (c) the representations and warranties of the Company contained in
Section 3 being true and correct on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the condition specified in part (c) of this paragraph has been fulfilled.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto filed prior to the date hereof), the Company's Proxy Statement for its 2000 Annual Meeting of Stockholders, or the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 or any of the Company's Current Reports on Form 8-K filed since January 1, 2000 (collectively, the "SEC REPORTS"), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                  3.1 ORGANIZATION. The Company is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company, or the business, financial condition, properties, operations or assets of the Company, or the Company's ability to perform its obligations under the Agreements ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no subsidiaries.

                  3.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.3 NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) result in conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its respective properties are bound, where such conflict, violation or default is reasonably expected to result in a Material Adverse Effect, (ii) the certificate of incorporation, by-laws or other organizational documents of the Company, or (iii) any law, administrative


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regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its respective properties, where such conflict, violation or default is likely to result in a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

                  3.4 CAPITALIZATION. The outstanding capital stock of the Company as of September 30, 2000 is as described in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. The Company has not issued any capital stock since September 30, 2000 other than pursuant to
(i) the exercise of employee stock options under the stock option plans disclosed in the SEC Reports, (ii) the exercise of rights under the Company's Employee Stock Purchase Plan disclosed in the SEC Reports and (iii) 110,000 shares of restricted stock issued to the Company's Vice President, Sales and Marketing. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for options issued under the Company's stock option plans, warrants outstanding as described in the SEC Reports and rights under the Company's Employee Stock Purchase Plan or Rights Agreement with Wells Fargo Bank Minnesota (formerly Norwest Bank Minnesota) as Rights Agent, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind, in either case to which the Company is a party and providing for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except as provided in the Agreements. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

                  3.5 LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject. The Company is not a party to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body which is material to the business or operation of the Company.

                  3.6 NO VIOLATIONS. The Company is not in violation of its certificate of incorporation, bylaws or other organizational documents, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, nor is the Company in default (and there exists no condition which, with the


                                       3
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passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which default is reasonably likely to have a Material Adverse Effect.

                  3.7 GOVERNMENTAL PERMITS, ETC. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably be expected to have a Material Adverse Effect.

                  3.8      INTELLECTUAL PROPERTY.

                           (a) Except for matters which are not reasonably
likely to have a Material Adverse Effect, (i) the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "INTELLECTUAL PROPERTY") and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

                           (b) Except for matters which are not reasonably
likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and there is no default by the Company or any of its Subsidiaries thereto.

                           (c) The Company believes that it has taken all
steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the Company's ownership of all material Intellectual Property owned by the Company.

                           (d) Except for matters which are not reasonably
likely to have a Material Adverse Effect, to the knowledge of the Company,
(i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) the Company is not making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees on behalf of the Company do not violate any agreements or arrangements related to confidential information or trade secrets of persons other than the Company or restricting any such employee's engagement in business activities of any nature.

                           (e) No proceedings are pending, or to the
knowledge of the Company, threatened, which challenge the rights of the Company in respect of the Company's right to the use of the Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect.


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

                  3.9 FINANCIAL STATEMENTS. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  3.10 NO MATERIAL ADVERSE CHANGE. Since September 30, 2000, there has not been (i) a change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

                  3.11 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is listed on the Nasdaq National Market (the "NASDAQ STOCK MARKET"), and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rules.

                  3.12 REPORTING STATUS. The Company has timely made all filings required under the Exchange Act during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock in a secondary offering on a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  3.13 NO MANIPULATION OF STOCK. The Company has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  3.14 ACCOUNTANTS. Ernst & Young LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1999 into the Registration Statement (as defined below) and the prospectus which forms a part thereof (the "Prospectus"), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "RULES AND REGULATIONS").

                  3.15 CONTRACTS. Except for matters which are not reasonably likely to have a Material Adverse Effect, the contracts listed as exhibits to the SEC Reports that are material to the Company, other than those contracts that are substantially or fully performed or expired by their terms, are in full force


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and effect on the date hereof, and none of the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts.

                  3.16 TAXES. Except for matters which are not reasonably expected to have a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

                  3.17 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                  3.18 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  3.19 INSURANCE. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.20 OFFERING MATERIALS. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of
Section 5 of the Securities Act.

                  3.21 LISTING. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market prior to issuance.

                  3.22 RELATED PARTY TRANSACTIONS. Other than the repayment of loan proceeds to Medtronic, Inc. in February 2001, the issuance of 110,000 shares of restricted stock to the Company's Vice President, Sales and Marketing, and the execution of employment and change in control agreements with certain officers of the Company, no transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  3.23 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.24 FOREIGN CORRUPT PRACTICES ACT. Neither the Company nor any of the Company's officers, employees, agents or any other person acting on behalf of, at the direction

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of, or for the benefit of the Company has, directly or indirectly, (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any other unlawful payment which, if not given in the past or if not continued in the future would have a Material Adverse Effect.

         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 INVESTOR KNOWLEDGE AND STATUS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth on the Signature Page hereto in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor's right to sell Shares pursuant to the Registration Statement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 6.3);
(iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Signature Page hereto and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the representations and warranties of the Company contained herein. Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. The Placement Agent is not authorized to make any representation or use any information in connection with the placement, purchase and sale of the Shares, and no person is authorized to provide any representation which is inconsistent or in addition to those in the SEC Reports. The Investor acknowledges that it has not received or relied on any such representations.

                  4.2 INTERNATIONAL ACTIONS. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States. If the Investor is located outside the United States, it has or will take all actions necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  4.3 REGISTRATION REQUIRED. The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 6.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirement), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that as set forth in, and subject to the provisions of, Section 6.2, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

                  4.4 POWER AND AUTHORITY. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                  4.5 NO DISPOSITIONS. Except with the prior written consent of the Company, the Investor will not, prior to the effectiveness of the Registration Statement, or, if earlier, 60 days from the Closing Date, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "DISPOSITION"), the Common Stock of the Company, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock of the Company.

                  4.6 NO TAX OR LEGAL ADVICE. The Investor understands that nothing in this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

                  6. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

                  6.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a) subject to receipt of necessary information
from the Investors, prepare and file with the SEC, as soon as practicable, but in no event later than five (5) business days after the Closing Date, a registration statement on Form S-3 (the "REGISTRATION STATEMENT") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions;

                           (b) use its best efforts, subject to receipt of
necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than sixty
(60) days after the Registration Statement is filed by the Company. If the Registration Statement has not been declared effective by the SEC on or before the date that is 90 days after the Closing Date, the Company shall, on the 91st day after the Closing Date and each 30th day thereafter, issue to the Investor .01 additional shares of Common Stock (which shall be deemed to be Shares) for every Share purchased in the Offering until the Registration Statement is declared effective by the SEC (rounded up to the nearest Share after aggregating all Shares held by the Investor);

                           (c) use its best efforts to prepare and file with
the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

                           (d) furnish to the Investor with respect to the
Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the Securities Exchange Commission ("PRELIMINARY PROSPECTUSES") in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that unless waived by the Company in writing, the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                           (e) file documents required of the Company for
normal blue sky clearance in all states requiring blue sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f) bear all expenses (other than underwriting
discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 6.1 (including reasonable fees and expenses of one counsel for Investors) and the registration of the Shares pursuant to the Registration Statement; and

                           (g) advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

         The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

                  6.2 TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a) The Investor agrees that it will not effect
any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section
6.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (b) Except in the event that paragraph (c) below
applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and
(iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the

Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event:
(i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

                           (d) Notwithstanding the foregoing paragraphs of
this Section 6.2, the Company shall use its best efforts to ensure that the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than one occasion of not more than 30 days in any twelve month period. If a Suspension is in effect for more than 60 days (consecutive or non-consecutive) in any twelve-month period, the Company shall, on the 61st day of the Suspension and each 30th day thereafter, issue to the Investor .01 shares of Common Stock (which shall be deemed to be Shares) for every Share purchased in the Offering until the Suspension is lifted.

                           (e) Provided that a Suspension is not then in
effect the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

                           (f) In the event of a sale of Shares by the
Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the shares may be properly transferred.

                  6.3 INDEMNIFICATION. For the purpose of this Section 6.3:

                      (a) the term "SELLING STOCKHOLDER" shall include the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                      (b) the term "REGISTRATION STATEMENT" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

                      (c) the term "UNTRUE STATEMENT" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (d)

                          (i) The Company agrees to indemnify and hold
harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 4.1, 4.2, 4.3 or 6.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

                          (ii) The Investor agrees to indemnify and hold
harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 4.1, 4.2, 4.3 or 6.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                          (iii) Promptly after receipt by any indemnified
person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                          (iv) If the indemnification provided for in this
Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                          (v) The parties to this Agreement hereby
acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                  6.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  6.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to the Investor:

                      (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and
(ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

                      (b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this
Section 6.5 as filed with the SEC and all other information that is made available to stockholders; and

                      (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                  6.6 PUBLIC STATEMENTS. The Company will not issue any public statement, press release or any other public disclosure listing Investor as one of the purchasers of the Shares without Investor's prior written consent, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

         7. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or
(B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

                           (a)      if to the Company, to:

                                    Endocardial Solutions, Inc.
                                    1350 Energy Lane, Suite 110
                                    St. Paul, MN 55108
                                    Attention:   James Bullock
                                    Telephone:   (651) 644-5381
                                    Telecopy:    (651) 644-7897

                                    with a copy mailed to:

                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South Sixth Street
                                    Minneapolis, MN 55402
                                    Attention:   Ken Cutler
                                    Telephone:   (612) 340-2740
                                    Telecopy:    (612) 340-8738

                           (b) if to the Investor, at its address on the
Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

                  8. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

                  9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  10. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to the principles of conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         13. CONFIDENTIAL DISCLOSURE AGREEMENT. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

         14. LIMITATION OF LIABILITY. The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Healthcare Investors. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claims against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.

                                    EXHIBIT A

                           ENDOCARDIAL SOLUTIONS, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE

         Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.        The exact name that your Shares are to be        ____________________
          registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.        The relationship between the Investor and the    ____________________
          registered holder listed in response to item 1 above:

3.        The mailing address of the registered holder     ____________________
          listed in response to item 1 above:

4.        The Social Security Number or Tax                ____________________
          Identification Number of the registered holder listed in the response to item 1 above:

                                    EXHIBIT B

                           ENDOCARDIAL SOLUTIONS, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: Endocardial Solutions, Inc.,

         This Investor Questionnaire ("QUESTIONNAIRE") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the "SHARES"), of Endocardial Solutions, Inc. (the "COMPANY"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

         This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.       BACKGROUND INFORMATION

Name: _________________________________________________________________________

Business Address: _____________________________________________________________
                               (Number and Street)

_______________________________________________________________________________
(City)                                 (State)                 (Zip Code)

Telephone Number:  (         ) ________________________________________________

Residence Address: ____________________________________________________________
                               (Number and Street)

_______________________________________________________________________________
(City)                                  (State)                 (Zip Code)

Telephone Number:  (         ) ________________________________________________

If an individual:

Age: _____ Citizenship: __________ Where registered to vote: __________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _______________________________________________________________

State of formation: __________________  Date of formation: ____________________

Social Security or Taxpayer Identification No. ________________________________

Send all correspondence to (check one): __ Residence Address __ Business Address

B.       STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, as at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in
Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
(d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;(1)

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).


-------------------
(1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C.       REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

         1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

         2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

         3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

         4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

         5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described under the headings "Cautionary Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of March, 2001, and declares under oath that it is truthful and correct.

                                       Print Name

                                       By: ____________________________________
                                       Signature

                                       Title: _________________________________
                                              (required for any purchaser that
                                              is a corporation, partnership,
                                              trust or other entity)

                                    EXHIBIT C

                           ENDOCARDIAL SOLUTIONS, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

Wells Fargo Bank Minnesota, N.A.

         RE: Sale of Shares of Common Stock of Endocardial Solutions, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2001 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

     Selling Stockholder (the beneficial owner): ______________________________

     Record Holder (e.g., if held in name of nominee): ________________________

     Restricted Stock Certificate No.(s): _____________________________________

     Number of Shares Sold: ___________________________________________________

     Date of Sale: ____________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated: ___________________             Very truly yours,

                                       By: ____________________________________

                                       Print Name: ____________________________

                                       Title: _________________________________

                                    EXHIBIT D

                              FORM OF LEGAL OPINION

                                 March ___, 2001

To:      The Investors in Common Stock of Endocardial Solutions, Inc.

Ladies and Gentlemen:

                  We have acted as counsel for Endocardial Solutions, Inc., a Delaware corporation (the "Company"), in connection with the issuance of __________ shares (the "Shares") of the Company's Common Stock, $.01 par value per share, pursuant to those certain Stock Purchase Agreements, dated as of March ___, 2001, including the exhibits thereto (collectively, the "Agreement"), between the Company and the Investors named therein. This opinion is being delivered to you pursuant to Section 2 of the Agreement. Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein.

                  We have examined such documents and have reviewed such questions of law as we have considered necessary or appropriate for the purpose of this opinion.

                  In rendering our opinion below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all parties to all relevant agreements other than the Company. As to questions of fact material to our opinion, we have relied, without independent verification, on the representations and warranties contained in the Agreement and certificates of officers of the Company and public officials.

                  Our opinions expressed below as to certain factual matters are qualified as being limited "to our knowledge" or by other words to the same or similar effect. Such words, as used herein, mean the information known to Kenneth L. Cutler and Robert A. Kuhns, the attorneys in this firm who have represented the Company in connection with the matters addressed herein. In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered by the Agreement. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

                  Based on the foregoing, we are of the opinion that:

                           1. The Company is a corporation duly incorporated,
                  validly existing and in good standing under the laws of the State of Delaware, with the corporate power to conduct any lawful business activity. The Company has the corporate power to execute, deliver and perform the Agreement, including without limitation, the issuance and sale of the Shares.

                           2. The Company is duly qualified to do business as a
                  foreign corporation in each U.S. jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the financial position if the Company.

                           3. The Agreement has been duly authorized by all
                  requisite corporate action, executed and delivered by the Company. The Agreement constitutes the valid and binding agreement of the Company enforceable in accordance with its terms.

                           4. The Shares have been duly authorized and, upon
                  issuance, delivery and payment therefor as described in the Agreement, will be validly issued, fully paid and nonassessable.

                           5. As of the date hereof, the authorized capital
                  stock of the Company consists of 40,000,000 shares, $.01 par value, of Common Stock and 10,000,000 shares, $.01 par value, of undesignated Preferred Stock.

                           6. The execution, delivery and performance of the
                  Agreement and the issuance and sale of the Shares in accordance with the Agreement will not: (a) violate or conflict with, or result in a breach of or default under, the Articles or by-laws of the Company, (b) violate or conflict with, or constitute a default under, the provisions of any material agreement (limited, with your consent, to agreements filed with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations) to which the Company is a party, or (c) violate any law of the United States or the Delaware General Corporation Law.

                           7. To our knowledge, no consent, approval,
                  authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares pursuant to the Agreement, except such as have been obtained or made and such as may be required under the federal securities laws or the Blue Sky laws of the various states or the bylaws and rules of the National Association of Securities Dealers.

                           8. Assuming (a) the representations made by the
                  Investors in the Agreement are true and correct, and (b) neither the Company, nor anyone acting on its behalf, engaged in any form of general solicitation or general advertising in connection with the offering and sale of the Shares, the offer, sale, issuance and delivery of the Shares to the Investors, in the manner contemplated by the Agreement, does not need to be registered under the Securities Act.

                           9. The issuance of the Shares does not require
                  approval of the Company's stockholders pursuant to the Nasdaq Marketplace Rules.

                           10. The Shares are "Covered Securities" pursuant to
                  the definition of that term in Section 18(b) of the Securities Act.

                           11. At the time the SEC Reports were filed and in
                  connection with this transaction, we reviewed and had limited telephone conversations with certain officers of the Company regarding the contents of the SEC Reports. Although we are not passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the SEC Reports, and our involvement in their preparation was limited to the review and telephone conversations set forth above, we advise you that we did not, and do not have actual knowledge, and no facts have come to our attention that have caused us to believe as of the date of the Agreements or the date hereof, that the SEC Reports (except as to the financial statements as to which we do not advise you), when taken as a whole, contained, at their time of filing, or contain as of the date hereof an untrue statement of a material fact or omitted, at their time of filing, or omit as of the date hereof to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The opinions set forth above are subject to the following qualifications and exceptions:

                           (a) We are admitted to practice law in the State of
                  Minnesota and our opinions expressed above are limited to the laws of the State of Minnesota, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

                           (b) Our opinion in paragraph 3 above is subject to
                  the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' rights.

                           (c) Our opinion in paragraph 3 above is subject to
                  the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing and unconscionability, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law.).

                           (d) Our opinion in paragraph 3 above, insofar as it
                  relates to indemnification provisions, is subject to the effect of federal and state securities laws and public policy relating thereto.

                           (e) With respect to our opinion in paragraph 8 above,
                  we express no opinion as to any subsequent resale of any such Shares.

                           (f) We express no opinion as to the compliance or the
                  effect of noncompliance by the Investors with any state or federal laws or regulations applicable to the Investors in connection with the transactions described in the Agreement.

                           (g) Minnesota Statutes Section 290.371, Subd. 4,
                  provides that any corporation required to file a Notice of Business Activities Report does not have a cause of action upon which it may bring suit under Minnesota law unless the corporation has filed a Notice of Business Activities Report and further provides that the use of the courts of the State of Minnesota for all contracts executed and all causes of action that arose before the end of any period for which a corporation failed to file a required report is precluded. Insofar as our opinion may relate to the valid, binding and enforceable character of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce such agreement has at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all Notice of Business Activities Reports

                  The opinions expressed herein are based on an analysis of existing laws and court decisions and cover certain matters not directly addressed by such authorities. The foregoing opinions are being furnished to you solely for your benefit in connection with the transactions contemplated by the Agreement and may not be relied upon by any other person without our prior written consent. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention, or any changes in the law taking effect, after the date hereof.

                                       Very truly yours,